RESOLUTIONS OF THE BOARD OF DIRECTORS

The undersigned sole member of the Board of Directors for AmericaTowne, Inc. (the "Company"), pursuant to Article IV, Section 5 of the Bylaws of the Company, hereby agrees to the following resolutions in lieu of meeting:

RESOLVED, that the Company hereby approves the action set forth in the Resolutions of Yilaime Corporation of NC ("Yilaime NC") dated April 24, 2015 (attached hereto as Exhibit A).

RESOLVED, that the Secretary of the Company shall direct Action Stock Transfer Corp. to transfer fractional shares to the individuals or entities identified in Exhibit A from the
3,616,059 shares currently titled to Yilaime NC in the amounts set forth therein.

RESOLVED, the actions set forth herein are ratified and approved as being in the best interests of the Company.

RESOLVED, that all prior actions of the Board of Directors and Officers are ratified as being in the best interests of the Corporation.

These resolutions shall be entered into the books and records of the Corporation.

Dated: April 24, 2015

RESOLVED:

/s/Alton Perkins
Alton Perkins
Chairman of the Board

EXHIBIT A

RESOLUTION OF THE BOARD OF DIRECTORS

The undersigned, serving as the Chairman of the Board of Yilaime Corporation, a North Carolina corporation (the "Company"), pursuant to Article IV, Section 1 and Section 5, and Article VIII of the Company's Bylaws dated March 1, 2014 (the "Bylaws"), enters the following resolutions into the books and records of the Company:

RESOLVED, that pursuant to Article V, Section 5 of the Bylaws, the Secretary of the Company shall record all approvals to the November 4, 2014 stock exchange proposal in the books and records of the Company;

RESOLVED, that pursuant to Article V, Section 5 of the Bylaws, the Secretary shall void all prior shares of common stock issued to the following minority shareholders, and in turn advise AmericaTowne, Inc. ("AmericaTowne") and its transfer agent to transfer pro rata shares of common stock in AmericaTowne as follows (resulting in a total issuance of 1,791,942 shares of AmericaTowne out of 3,616,059 titled to the Company):

Name	Shares in Yilaime NC	Shares in AmericaTowne
Alvin Powell	18,389	14,145
Grace K. Mabiala	84,907	65,313
Agnes K. Kimutu	5,720	4,400
Ayodele Joy Oyelowo	3,900	3,000
Alice Katundu David	15,600	12,000
Cheryl Chaslin	71,551	55,039
Jacinta Mwalali	17,550	13,500
Dr. Philip Mwalali	11,050	8,500
Dr. Joseph Karogi	3,770	2,900
Jane Muturi	26,520	20,400
Samson Maina Thuo	9,100	7,000
Lindsey E. Moore	28,600	22,000
Bruce Rogers	5,746	4,420
Jeannette Lelo	4,420	3,400
Winny David	7,800	6,000
Estella Chitambo Tindal	2,600	2,000
Isack Niyongabo	6,500	5,000
Dr. Kimberly Tungate	52,000	40,000
Lillian W. Kthungu	12,350	9,500
Samuel Muli	19,933	15,333
Christopher T. Moore	162,500	125,000
Platini Lelo	2,210	1,700
Lucy Nganga	10,920	8,400
Doris W. Nganga	12,870	9,900
Jane Wanjohi	15,470	11,900
Christine Malu Tshiapey	2,600	2,000
Xianghai Lin	45,837	35,259
Olufemi Oyelowo	4,420	3,400
Andre Chaslin	544,881	419,139
Watson Salapo	14,300	11,000
Paul M. Ndungu	18,480	14,215
Paul Janssen	458,306	352,543
Margaret Ngunjiri	17,680	13,600
Diversified Compliance Service, LLC	45,500	35,000
Gillian Mwanikio	26,260	20,200
Elizabeth Mukuna	1,300	1,000
Veronica Lelo	2,600	2,000
Domitila Mutavi	7,410	5,700
Michelle Mwizu	1,300	1,000
Beatrice Kahihu	11,050	8,500
Glodie Montanga	24,700	19,000
Dr. Daniel Gatabaki	76,375	58,750
Margaret Wangui Mutua	4,333	3,333
Dr. Emile Omba	4,420	3,400
Nehemie Diayenda	5,720	4,400
Clarie M. Mufalo	2,210	1,700
Dorina Gardner	2,600	2,000
Damian Okeke Ideas Professional Consulting Firm (Mary Hodges)	3,900	3,000
Stephen Barine	65,000	50,000
Nadia Emhirech	39,000	30,000
Martha Chelimo	6,500	5,000
Esther Kivuti	7,930	6,100
Albertha Johnson	1,950	1,500
Elizabeth Njoki Muigai	5,235	4,027
Catherine Ngugi	1,300	1,000
Harriet Karambu Kimutai	4,550	3,500
Jin Rong Liu	32,500	25,000
Beatrice David	7,800	6,000
Regina Price	1,300	1,000
Lillian Kathungu	52,000	40,000
Agnes A. Akoth	1,300	1,000
Christine Mugwongo	13,000	10,000
Leah Bett	56,358	43,352
Rose G. Murithi	3,979	3,061
Charles Farag	52,276	40,212
Bruno Soba Quirino	2,275	1,750
Yannick M. Shabani	1,430	1,100
Ladell Blackwell	2,600	2,000
Zhi Cai Lin	33,086	25,451

RESOLVED, that the Company shall transfer the balance of 1,824,117 shares of common stock in AmericaTowne to its majority shareholder, Yilaime Corporation, a Nevada corporation ("Yilaime Nevada") in consideration of Yilaime Nevada tendering 241,070,522 of its 241,070,622 shares in the Company back to the Company.

RESOLVED, that the Company shall reaffirm in its books and records Yilaime Nevada's retention of 100 shares of common stock in the Company.

RESOLVED, that pursuant to Article V, Section 5 of the Bylaws, the Secretary for the Company shall record on its books and records that the above-referenced shares being redeemed from current shareholders for issuance and transfer of shares of common stock in AmericaTowne as being voided.

RESOLVED, that the books and records of the Company shall reflect, only, the 100 shares issued and outstanding to Yilaime Nevada.

RESOLVED, that all prior actions of the Board of Directors and Officers are hereby ratified and reaffirmed as being in the best interests of the Company;

RESOLVED, that the Board of Directors has not relied on the legal advice of Paesano Akkashian, P.C., which serves as Counsel to AmericaTowne, in effectuating these resolutions, and thus waives any and all perceived or actual conflicts of interest associated with Paesano Akkashian, P.C.'s participation in the actions related to these resolutions.

RESOLVED:

/s/Xiang Mei Lin
Xiang Mei Lin
Acting Chairman of the Board
Dated: April 24, 2015